FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
   By and among FIRST HEALTH GROUP CORP. (f/k/a HealthCare Compare Corp.),
                                 as Borrower,
  LASALLE NATIONAL BANK, as Administrative Agent, Issuing Bank and Lender,
        FIRST CHICAGO CAPITAL MARKETS, INC.,as Syndication Agent, and
         THE OTHER FINANCIAL INSTITUTIONS PARTY THERETO, as Lenders,
                        Dated as of October 22, 1997


       This First Amendment to Amended and Restated Credit Agreement dated as of December 17, 1998, (this "Amendment") is entered into by and among First Health Group Corp. (f/k/a HealthCare Compare Corp.), a Delaware corporation (the "Borrower"), the several financial institutions party to the Amendment (collectively, the "Lenders" and individually each a "Lender"), LaSalle National Bank, as a Lender, Issuing Bank and as administrative agent (the "Administrative Agent") for the Lenders and First Chicago Capital Markets, Inc., as syndication agent for the Lenders (the "Syndication Agent").

                                 RECITALS

       WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Issuing Bank and the Syndication Agent (each as defined therein) entered into that certain Credit Agreement dated as of July 1, 1997 (the "Original Credit Agreement") pursuant to which the Lenders agreed to make available to the Borrower a revolving credit facility upon and subject to the terms and conditions set forth in the Original Credit Agreement;

       WHEREAS,  the  Borrower,  Lenders,  the  Administrative  Agent,  the
  Issuing Bank and the Syndication Agent (each as defined therein) subsequently amended and restated the Original Credit Agreement and entered into an Amended and Restated Credit Agreement dated as of October 22, 1997 (the "Agreement"), to provide for a letters of credit; and

       WHEREAS, the Borrower desires to implement a stock repurchase plan pursuant to which it will effect the purchase of common stock of the Borrower (the "Plan") and has requested a modification of the Agreement to permit the implementation of the Plan; and

       WHEREAS, the Lenders have agreed to make such modifications and the parties hereto have agreed to amend the Agreement as set forth herein;

       NOW,  THEREFORE,  in  consideration  of  the  mutual  promises   and
  agreements of the parties hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  SECTION 1.     AMENDMENTS TO AGREEMENT

            1.1. Section 1.1 of the Agreement is hereby amended by:


            1.1.1. deleting the definition of "Applicable Margin" and substituting the following in its place and stead:

       "Applicable Margin" means with respect to LIBOR Rate Revolving Loans, Base Rate Revolving Loans, and Facility Fees, respectively, the applicable LIBOR margin, Base Rate margin, or Facility Fee margin in effect from time to time determined using either the Borrower's Senior Long-term Debt Rating then in effect or the Borrower's Debt to EBITDA Ratio, at the Borrower's option from time to time, pursuant to the appropriate column under the following table:


   Senior Long-term                              Applicable   Applicable
      Debt Rating       Debt to     Applicable      Base    Facility Fee
      -----------        EBITDA    LIBOR Margin     Rate        Margin
                         Ratio                     Margin
     S&P    Moody's
    ----    -------    ---------     --------      ------      --------
    >=A-      >=A3       <.50        30.0 bps        0         20.0 bps

    BBB+      Baa1      .50-1.00     40.0 bps        0         22.5 bps

     BBB      Baa2     1.01-1.50     50.0 bps        0         25.0 bps

    BBB-      Baa3     1.51-2.00     75.0 bps        0         25.0 bps

     BB+       Ba1     2.01-2.50     100.0 bps       0         25.0 bps

    =<BB     =<Ba2       >2.51       120.0 bps       0         30.0 bps


       The Applicable Margin shall be adjusted from time to time upon delivery to the Administrative Agent of (i) the quarterly financial statements required to be delivered pursuant to Section 6.1 hereof accompanied by a written calculation of the Debt to EBITDA Ratio certified by a Responsible Officer as of the end of the fiscal quarter for which such financial statements are delivered or (ii) a statement of the Borrower's Senior Long-term Debt Rating by S&P and Moody's, if any, certified by a Responsible Officer. If the Senior Long-term Debt Rating by S&P and Moody's differ, for the purpose of calculating the Applicable Margin, the Borrower's Senior Long-term Debt Rating shall be deemed to be one level higher than the lower rating given by S&P and Moody's. If such calculation or statement indicates that the Applicable Margin shall increase or decrease, then one (1) Business Day after the date of delivery of such financial statements and written calculation or statement the Applicable Margin shall be adjusted in accordance therewith; provided, however, that if Borrower shall fail to deliver any such financial statements for any such fiscal quarter by the date required pursuant to Section 6.1, then, effective as of the Business Day on which such financial statements were to have been delivered, and continuing through the date which is one (1) Business Day after the date (if ever) when such financial statements and such written calculation are finally delivered, the Applicable Margin shall be conclusively presumed to equal the highest Applicable Margin specified in the pricing table set forth above.


            1.1.2. deleting the definition of "Net Worth" and substituting the following in its place and stead:

       "Net Worth" means shareholders' equity of the Borrower as determined in accordance with GAAP, plus (i) the lesser of (a) the amount of the total consideration paid by the Borrower to acquire the Borrower's stock subsequent to the date hereof and retired or held by the Borrower as treasury stock under GAAP accounting, or (b) $350,000,000.

            1.2. A new Section 5.23 is inserted as follows:

       5.23 Corporate Authorization of the Plan. The implementation of the Plan is within the corporate powers of the Borrower, has been duly authorized by all necessary corporate action, requires no action by or in respect of, or filing with, any governmental body, agency or official which will have not been taken or made prior to the time required to be taken or made and does not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any debt instrument or material agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries.

            1.3. Section 7.11 is deleted in its entirety and the following is substituted in its place and stead:

       Restricted Payments. The Borrower shall not, and shall not suffer or permit any of its Subsidiaries to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding; except that any Subsidiary of the Borrower may declare and pay dividends to the Borrower or any Wholly-Owned Subsidiary of the Borrower and to its other equity holders; provided, that any such dividend shall not exceed the net worth of the applicable Subsidiary, and except that the Borrower may:

            (a) declare and make dividend payments or other distributions payable solely in its common stock;

            (b) purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock; and

            (c) declare or pay cash dividends to its stockholders and purchase, redeem or otherwise acquire shares of its capital stock or warrants, rights or options to acquire any such shares for cash (i) in an aggregate amount not to exceed $350,000,000 pursuant to the Plan subsequent to the date hereof, plus (ii) solely out of 50% of Consolidated Net Income of the Borrower for fiscal quarters beginning with the quarter ending March 31, 1999, computed on a cumulative consolidated basis, provided, that, immediately after giving effect to such proposed action, no Default or Event of Default would exist;

            1.4. Section 7.13 is deleted in its entirety and the following is substituted in its place and stead:

       Consolidated Net Worth. The Borrower shall not permit its Net Worth, as determined as of the end of each fiscal quarter, to be less than the sum of (i) $170,000,000, plus (ii) 50% of the Borrower's Consolidated Net Income earned each fiscal quarter
       commencing  with  the  fiscal  quarter  ending  December  31,   1998
       (provided that if, for any fiscal quarter, the Borrower's Consolidated Net Income shall be less than zero, then for purposes of calculating the Borrower's compliance with this covenant, the Borrower's Consolidated Net Income shall be deemed to be zero for that fiscal quarter), plus (iii) 50% of the net proceeds received from any stock offering of the Borrower (other than from the exercise of option or from offerings only available to Affiliates of the Borrower).


            1.5. Attachment 2 to Exhibit E to the Agreement is deleted and the attached Attachment 2 is substituted therefor.

  SECTION 2.     REPRESENTATIONS AND WARRANTIES

            To induce Lenders to amend the Agreement and to consider making future loans thereunder, Borrower represents and warrants to Lenders that:

            2.1. Compliance with Agreement. On the date hereof, Borrower is in compliance of all of the terms and provisions set forth in the Agreement (as modified by this Amendment) and no Event of Default specified in Section 8.1 of the Agreement nor any event which, upon notice or lapse of time, or both, would constitute such an Event of Default, has occurred.

            2.2. Representations and Warranties. On the date hereof, the representations and warranties set forth in Sections 5.1 through 5.22 of the Agreement (as modified by this Amendment) are true and correct with the same effect as though such representations and warranties had been made on the date hereof, except to the extent that such representations and warranties expressly related to an earlier date.

            2.3. Corporate Authority of Borrower.  Borrower has full  power and authority to enter into this Amendment, to make the borrowings under the Agreement as amended by this Amendment, and to incur and perform the obligations provided for under the Agreement and this Amendment, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders or of any public authority or regulatory body is required as a condition to the validity or enforceability of this Amendment.

            2.4. Amendment as Binding Agreement. This Amendment constitutes the valid and legally binding obligation of Borrower, fully enforceable against Borrower, in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

            2.5. No Conflicting Agreements. The execution and performance by Borrower of this Amendment and the borrowings by Borrower under the Agreement, as amended, will not (i) violate any provision of law, any order of any court or other agency of government, or the constituent documents of Borrower, or (ii) violate any indenture, contract, agreement or other instrument to which Borrower is a party, or by which its property is bound, or be in conflict with, result in a breach of or constitute (with due notice or lapse of time) a default under, any such indenture, contract, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower.

  SECTION 3.     OTHER PROVISIONS

            3.1. Approval of Majority Lenders. The agreement by Lenders to amend the Agreement is subject to the condition precedent that this Amendment shall have been executed by the Majority Lenders, the Borrower and the Administrative Agent.

            3.2. Amendment Fee. Borrower shall pay to each Lender that executes this Amendment on or before the date it becomes effective a fee equal to the product of (i) such Lender's Revolving Loan Commitment, multiplied by (ii) 15 basis points (0.0015). The fee shall be paid by the Borrower and distributed by the Administrative Agent no later than two days after this Amendment becomes effective.

  SECTION 4.     REAFFIRMATIONS

            4.1. Borrower hereby expressly reaffirms and assumes all of Borrower's obligations and liabilities to Lenders as set forth in the Agreement, and agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, indemnities, grants of security interests and covenants contained in the Agreement, in so far as such obligations and liabilities may be modified by this Amendment, as though such Agreement was being re-executed on the date hereof.

  SECTION 5.     GENERAL PROVISIONS

            5.1. The capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Agreement unless otherwise defined herein.

            5.2. Except as amended by this Amendment, the terms and provisions of the Agreement shall remain in full force and effect and are in all other respects ratified and confirmed.

            5.3. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois, and the obligations of Borrower under this Amendment are and shall arise absolutely and unconditionally upon the execution and delivery of this Amendment.

            5.4. This  Amendment  may   be  executed  in   any  number   of
  counterparts.

            5.5. On or after the effective date hereof, each reference to this "Agreement", "hereof" or words of like import, in the Agreement, and all documents executed in connection therewith, shall, unless the context otherwise requires, be deemed to refer to the Agreement as amended hereby, and as may be amended from time to time hereafter.

            5.6. Borrower agrees to furnish  to Administrative Agent   upon
  request,  such   resolutions,  opinions,   certificates,  documents   and
  assurances which Lenders may request in connection with this Amendment.

            5.7. This Amendment shall be binding upon Borrower and Lenders and their respective successors and assigns, and shall inure to the benefit of Lenders and Borrower and their respective successors and assigns.

            Dated as of the date and year first above written.

                                FIRST HEALTH GROUP CORP. (f/k/a HEALTHCARE
                                COMPARE CORP.)

                                By:______________________________
                                Title: Vice President Finance & CFO

                                Address for notices:

                                3200 Highland Avenue
                                Downers Grove, IL 60615
                                Attn:  Joseph Whitters
                                Facsimile:  (630) 719-0093
                                Tel:  (630) 241-7510

                                LASALLE NATIONAL BANK,
                                 as Administrative Agent

                                By:______________________________
                                Title: ____________________________

                                Address for Payments, Notices of Borrowing,
                                Notices of Continuation/Conversion:

                                135 South LaSalle Street
                                Chicago, IL 60603
                                Attn: Administrative Services
                                       Diana Novoa
                                Facsimile:  (312) 904-1662
                                Tel:  (312) 904-4448


                                FIRST CHICAGO CAPITAL MARKETS, INC.,  as
                                Syndication Agent

                                By: ________________________________
                                Title: _______________________________

                                Address for notices:

                                One First National Plaza
                                Chicago, IL 60607
                                Attn:  Peter Bartol
                                Facsimile:  (312) 732-2740
                                Tel:  (312) 732-7455

  LASALLE NATIONAL BANK, as Lender and Issuing Bank


  By:______________________________
  Title: ____________________________

  Address for notices:

  135 South LaSalle Street
  Chicago, IL 60603
  Attn: Susan M. Kaminski
  Facsimile:  (312) 904-6546
  Tel:  (312) 904-2747

  Lending Office:
  135 South LaSalle Street
  Chicago, IL 60603
  Attn: Susan M. Kaminski
  Facsimile:  (312) 904-6546
  Tel:  (312) 904-2747


  THE FIRST NATIONAL BANK
   OF CHICAGO, as Lender


  By: __________________________________
  Title: _________________________________

  Address for notices:
  One First National Plaza, Suite 0091
  Chicago, IL 60607
  Attn: Jay Sepanski
  Facsimile:  (312) 732-2016
  Tel:  (312) 732-6726

  Lending Office:
  One First National Plaza, Suite 0091
  Chicago, IL 60607
  Attn: Ken Fecko
  Facsimile:  (312) 732-2016
  Tel:  (312) 732-4616

  THE INDUSTRIAL BANK OF
  JAPAN, LIMITED, CHICAGO BRANCH, as Lender

  By:____________________________________
  Title:__________________________________

  Address for notices:

  227 West Monroe Street, Suite 2600
  Chicago, IL 60606
  Attn: Margie Smith
  Facsimile: (312) 855-8200
  Tel: (312) 855-8447

  Lending Office:
  227 West Monroe Street, Suite 2600
  Chicago, IL 60606
  Attn: Suzanne Stafford
  Facsimile: (312) 855-8498
  Tel: (312) 855-8200

  CIBC, INC., as Lender

  By:____________________________________
  Title:__________________________________

  Address for notices:

  Two Paces West
  2727 Paces Ferry Road, Suite 1200
  Atlanta, GA 30339
  Attn: Sylvia Appleby
  Facsimile: (770) 319-4950
  Tel: (770) 319-4849

  Lending Office:
  425 Lexington Avenue
  8th Floor
  New York, NY 10017
  Attn: John Malkin
  Facsimile: (212) 856-3649
  Tel: (212) 856-3627

  UNION BANK OF CALIFORNIA, N.A., as Lender

  By:____________________________________
  Title:__________________________________

  Address for notices:

  445 South Figueroa Street
  16th Floor
  Los Angeles, CA 90071
  Attn: Heather Mo
  Facsimile: (213) 236-7636
  Tel: (213) 236-4065

  Lending Office:
  445 South Figueroa Street
  16th Floor
  Los Angeles, CA 90071
  Attn: Patricia Samson
  Facsimile: (213) 236-7814
  Tel: (213) 236-7754

  BANQUE NATIONALE DE PARIS

  By:____________________________________
  Title:__________________________________

  Address for notices:

  209 South LaSalle Street
  5th Floor
  Chicago, IL 60604
  Attn: Stephen Christie
  Facsimile: (312) 977-1380
  Tel: (312) 977-2250

  Lending Office:
  209 South LaSalle Street
  5th Floor
  Chicago, IL 60604
  Attn: Christine Howatt
  Facsimile: (312) 977-1380
  Tel: (312) 977-1383

  THE BANK OF NEW YORK, as Lender

  By:____________________________________
  Title:__________________________________

  Address for notices:

  One Wall Street, 19th Floor
  New York, NY 10286
  Central Division
  Attn: Meena Bolli
  Facsimile: (212) 635-7923/24
  Tel: (212) 635-8216

  Lending Office:
  One Wall Street, 19th Floor
  New York, NY 10286
  Central Division
  Attn: John Lokay
  Facsimile: (212) 635-1208/09
  Tel: (212) 635-1172


  CREDIT LYONNAIS, NEW YORK BRANCH, as Lender

  By:____________________________________
  Title:__________________________________

  Address for notices:

  1301 Avenue of the Americas
  New York, NY 10019
  Attn: Kenia A. Perez
  Facsimile: (212) 261-3440
  Tel: (212) 261-7313

  Lending Office:
  1301 Avenue of the Americas
  New York, NY 10019
  Attn: John C. Oberle
  Facsimile: (212) 261-3440
  Tel: (212) 261-7344

  THE NORTHERN TRUST COMPANY, as Lender

  By:____________________________________
  Title:__________________________________

  Address for notices:

  50 S. LaSalle Street
  Chicago, IL 60675
  Attn: Edie Reed
  Facsimile: (312) 630-1566
  Tel: (312) 444-3352

  Lending Office:
  50 S. LaSalle Street
  Chicago, IL 60675
  Attn: Ron Mallicoat
  Facsimile: (312) 444-7028
  Tel: (312) 444-3428


  SUNTRUST BANK,
  NASHVILLE, N.A., as Lender

  By:____________________________________
  Title:__________________________________

  Address for notices:

  201 4th Avenue North
  Nashville, TN 37219
  Attn: Leigh Anne Gregory
  Facsimile: (615) 748-4611
  Tel:  (615) 748-5461

  Lending Office:
  201 4th Avenue North
  Nashville, TN 37219
  Attn: Karen Cole Ahern
  Facsimile: (615) 748-5269
  Tel: (615) 748-5817

  HARRIS TRUST & SAVINGS BANK, as Lender

  By:____________________________________
  Title:__________________________________

  Address for notices:

  111 West Monroe Street
  Chicago, IL 60603
  Attn: Julia Rogers
  Facsimile: (312) 461-7365
  Tel: (312) 461-2106

  Lending Office:
  111 West Monroe Street
  Chicago, IL 60603
  Attn: Christopher S. Randall
  Facsimile: (312) 461-7365
  Tel: (312) 461-5068

  BANQUE PARIBAS, as Lender

  By:____________________________________
  Title:__________________________________

  Address for notices:

  227 West Monroe
  Suite 3300
  Chicago, IL 60606
  Attn: Barbara Lopez
  Facsimile: (312) 853-3087
  Tel: (312) 6032

  Lending Office:
  787 Seventh Avenue
  New York, NY  10019
  Attn: Russell Pomerantz
  Facsimile: (212) 841-2292
  Tel: (212) 841-2561

  NATIONSBANK N.A., as Lender


  By:____________________________________
  Title:__________________________________

  Address for notices:

  101 N. Tryon Street
  Charlotte, North Carolina 28255
  NC1-001-15-05
  Attn: Matthew Menz
  Facsimile: (704) 386-8694
  Tel: (704) 388-1111

  Lending Office:
  700 Louisiana
  8th Floor
  Houston, TX 77002-2700
  Attn: Larry Gordon
  Facsimile: (713) 247-6719
  Tel: (713) 247-6619

                                Attachment 2

                           Consolidated Net Worth

       I.   Borrower's Net Worth

            1.   Shareholders' equity of the Borrower determined in
                 accordance with GAAP..................$__________

            2.   Consideration paid by Borrower for repurchase of
                 Borrower's stock subsequent to December ___, 1998 or $350,000,000, whichever is less ..............................$__________

            3.   Net Worth: The sum of Items 1 and 2 ..$__________

       II.  Compliance with Net Worth Covenant (Section 7.13)

            1.   The amount of.........................$170,000,000

            2. The sum of 50% of the Borrower's Consolidated Net Income earned each fiscal quarter commencing with the fiscal quarter ending December 31, 1998 (provided that if, for any fiscal quarter, the Borrower's Consolidated Net Income shall be less than zero, then for purposes of this calculation, the Borrow's Consolidated Net Income shall be deemed to be zero for the fiscal quarter)...............$__________

            3.   50% of the net proceeds received from any
                 stock offering of the Borrower........$__________

            4.   Minimum covenanted Net Worth (pursuant to Section
                 7.13): The sum of Items 1, 2 and 3....$__________